UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

SEMPRA

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Common Stock, without par value	SRE	New York Stock Exchange
Sempra 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 23, 2023, Sempra (the “Company”) closed its previously announced public offering and sale of $550,000,000 aggregate principal amount of its 5.400% Notes due 2026 (the “2026 notes”) and $700,000,000 aggregate principal amount of its 5.500% Notes due 2033 (the “2033 notes” and, together with the 2026 notes, the “notes”). Proceeds to the Company (after deducting the underwriting discounts but before deducting the Company’s other offering expenses estimated at approximately $2.4 million) from the sale of the notes were approximately $1,239.4 million. The sale of the notes was registered under the Company’s effective registration statement on Form S-3 (Registration No. 333-272237).

The notes were issued pursuant to an Indenture dated as of February 23, 2000 (the “Indenture”), which was filed as Exhibit 4.1 to the Company’s registration statement on Form S-3 (File No. 333-153425) filed with the U.S. Securities and Exchange Commission on September 11, 2008, and an Officers’ Certificate of the Company dated as of June 23, 2023, which is filed herewith as Exhibit 4.1 and includes the form of 2026 note and the form of 2033 note. The 2026 notes will bear interest at the rate of 5.400% per year and mature on August 1, 2026. Interest on the 2026 notes will accrue from June 23, 2023 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2024. The 2033 notes will bear interest at the rate of 5.500% per year and mature on August 1, 2033. Interest on the 2033 notes will accrue from June 23, 2023 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on February 1, 2024. The 2026 notes and the 2033 notes will be redeemable prior to maturity, at the Company’s option, at the redemption prices described in the form of each such note, which are included in Exhibit 4.1 hereto.

The foregoing descriptions of some of the terms of the notes is not complete and is qualified in its entirety by the form of 2026 note, the form of the 2033 note and the Officers’ Certificate of the Company, filed as an exhibit herewith, and the Indenture referred to above. Further information regarding the sale of the notes is contained in the Underwriting Agreement, dated June 20, 2023, which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 21, 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Officers’ Certificate of the Company, including the form of 5.400% Note due 2026 and the form of 5.500% Note due 2033.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA, (Registrant)

Date: June 23, 2023	By:	/s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer